Pursuant to Rule 497(e)
Registration No. 033-8021

SUNAMERICA EQUITY FUNDS

SunAmerica New Century Fund

Supplement dated July 11, 2008

to the Prospectus dated January 29, 2008

Effective July 1, 2008, under the heading “Fund Management,” the portfolio management disclosure for AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) with respect to the SunAmerica New Century Fund on page 42 of the Prospectus is hereby deleted in its entirety and replaced with the following:

“The New Century Fund is managed by Paul Ma. Mr. Ma is a Portfolio Manager and Vice President at AIG SunAmerica and is the head of quantitative research. Mr. Ma has over ten years of experience in the investment industry. Prior to joining SunAmerica in 2005, Mr. Ma was a Senior Quantitative Analyst at Putnam Investments. He was also the cofounder of LifeHarbor Investments. Mr. Ma received his BS, magna cum laude, from Harvard University and a MS from the Massachusetts Institute of Technology. He is also a CFA charter holder.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_EFPRO_1-08

SUNAMERICA EQUITY FUNDS

SunAmerica New Century Fund

Supplement dated July 11, 2008 to the

Statement of Additional Information dated January 29, 2008,

as supplemented on February 7, 2008

Effective July 1, 2008, under the heading “Other Accounts Managed by each Portfolio Manager” on page 64 of the Statement of Additional Information, the information pertaining to Paul Ma is hereby restated as follows:

Number of Other Accounts Managed and Total Assets by Account*				Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
Paul Ma	1	0	0	0	0	0
	$61.9	0	0	0	$0	$0

*	As of March 31, 2008

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP1_EFPRO_1-08